UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 15, 2019

Amyris, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34885	55-0856151
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5885 Hollis Street, Suite 100, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 450-0761
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.02. Termination of a Material Definitive Agreement.

As previously reported, on December 31, 2018, Amyris, Inc. (the “Company”) entered into an Assignment Agreement (the “Assignment Agreement”) with Hangzhou Xinfu Science & Tech Co. Ltd (“Xinfu”), a subsidiary of an existing commercial partner of the Company, relating to the transfer to Xinfu of the Company’s right to receive certain payments under the Value Sharing Agreement, dated December 28, 2017, as amended, between the Company and an affiliate of Koninklijke DSM N.V. in exchange for an upfront cash payment. The consummation of the transactions contemplated by the Assignment Agreement was subject to, and conditioned upon, the parties obtaining certain consents and approvals (the “Transfer Conditions”). The entry into the Assignment Agreement was previously reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 7, 2019, which is incorporated herein by reference.

On March 15, 2019, the Company and Xinfu agreed to terminate the Assignment Agreement as a result of the failure of the parties to satisfy the Transfer Conditions on or prior to March 14, 2019. No fees were due by either party as a result of the termination of the Assignment Agreement.

Item 2.02. Results of Operations and Financial Condition.

On March 18, 2019, the Company issued a press release announcing the Company’s financial results for its fiscal quarter and year ended December 31, 2018. A copy of this press release, entitled “Amyris Reports Fourth Quarter and Fiscal Year 2018 Financial Results and Announces Signing of $300 Million Definitive Cannabinoid Agreement”, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press release, issued March 18, 2019, entitled “Amyris Reports Fourth Quarter and Fiscal Year 2018 Financial Results and Announces Signing of $300 Million Definitive Cannabinoid Agreement”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amyris, Inc.

Date: March 18, 2019	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer